Exhibit 10.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Execution Copy

BRUKER CORPORATION

$240,000,000 SENIOR NOTES DUE 2017-2024

$20,000,000 3.16% Series 2012A Senior Notes, Tranche A, due January 18, 2017

$15,000,000 3.74% Series 2012A Senior Notes, Tranche B, due January 18, 2019

$105,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022

and

$100,000,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024

NOTE PURCHASE AGREEMENT

DATED AS OF JANUARY 18, 2012

i

Section 22.1.	Successors and Assigns	42
Section 22.2.	Payments Due on Non-Business Days	42
Section 22.3.	Accounting Terms	42
Section 22.4.	Severability	42
Section 22.5.	Construction	42
Section 22.6.	Counterparts	43
Section 22.7.	Governing Law	43
Section 22.8.	Jurisdiction and Process; Waiver of Jury Trial	43

SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 4.9	—	Changes in Corporate Structure

SCHEDULE 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock, Affiliates

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.11	—	Licenses, Permits, Etc.

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 10.4	—	Existing Liens

EXHIBIT 1(A)	—	Form of Tranche A Notes

EXHIBIT 1(B)	—	Form of Tranche B Notes

EXHIBIT 1(C)	—	Form of Tranche C Notes

EXHIBIT 1(D)	—	Form of Tranche D Notes

EXHIBIT 2.3	—	Form of Subsidiary Guaranty

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

EXHIBIT S	—	Form of Supplement to Note Purchase Agreement

v

BRUKER CORPORATION

40 MANNING ROAD

BILLERCA, MASSACHUSETTS 01821

$20,000,000 3.16% SERIES 2012A SENIOR NOTES, TRANCHE A, DUE JANUARY 18, 2017

$15,000,000 3.74% SERIES 2012A SENIOR NOTES, TRANCHE B, DUE JANUARY 18, 2019

$105,000,000 4.31% SERIES 2012A SENIOR NOTES, TRANCHE C, DUE JANUARY 18, 2022

and

$100,000,000 4.46% SERIES 2012A SENIOR NOTES, TRANCHE D, DUE JANUARY 18, 2024

Dated as of
January 18, 2012

TO THE PURCHASERS LISTED IN

THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

BRUKER CORPORATION, a Delaware corporation (the “Company”), agrees with the Purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (this “Agreement”) as follows:

SECTION 1.                                                 AUTHORIZATION OF NOTES.

Section 1.1.              Description of Notes.  The Company will authorize the issue and sale of the following Senior Notes:

Issue	Series and/or Tranche	Aggregate Principal Amount	Interest Rate	Maturity Date
Senior Notes	Series 2012A, Tranche A (the “Tranche A Notes”)	$20,000,000	3.16%	January 18, 2017
Senior Notes	Series 2012A, Tranche B (the	$15,000,000	3.74%	January 18, 2019

	“Tranche B Notes”)
Senior Notes	Series 2012A, Tranche C (the “Tranche C Notes”)	$105,000,000	4.31%	January 18, 2022
Senior Notes	Series 2012A, Tranche D (the “Tranche D Notes”)	$100,000,000	4.46%	January 18, 2024

The Senior Notes described above (collectively, the “Series 2012A Notes”), together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2 are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement).  The Tranche A Notes, the Tranche B Notes, the Tranche C Notes and the Tranche D Notes shall be substantially in the form set out in Exhibit 1(a), Exhibit 1(b), Exhibit 1(c) and Exhibit 1(d), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.  Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 1.2.      Interest Rate.  (a) The Series 2012A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at their respective stated rate of interest payable semi-annually in arrears on the 18th day of January and July in each year and at maturity commencing on July 18, 2012, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and interest (so computed) at a rate per annum equal to the Default Rate, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).

SECTION 2.                                                 SALE AND PURCHASE OF NOTES.

Section 2.1.      Series 2012A Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Series 2012A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 2.2.      Additional Series of Notes.  The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S, provided that the aggregate principal amount of Notes of all Series issued pursuant to all Supplements in accordance with the terms of this Section 2.2 shall not exceed $600,000,000.  Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

(i)         each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential alphabetical designation inscribed thereon;

(ii)          Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;

(iii)          each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding, and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;

(iv)          each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

(v)         the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

(vi)          all Additional Notes shall constitute Senior Debt of the Company and shall rank pari passu with all other outstanding Notes; and

(vii)          no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

(a)          Compliance Certificate.  A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.2 on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate).

(b)         Execution and Delivery of Supplement.  The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

(c)          Representations of Additional Purchasers.  Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

(d)         Execution and Delivery of Guaranty Ratification.  Provided a Collateral Release shall not have occurred, each Subsidiary Guarantor shall execute and deliver a Guaranty Ratification in the form attached to the Subsidiary Guaranty.

Section 2.3.      Subsidiary Guaranty.  (a) The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of even date herewith, which shall be substantially in the form of Exhibit 2.3 attached hereto, and otherwise in accordance with the provisions of Section 9.7 hereof (the “Subsidiary Guaranty”).

(b)           The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company for the purpose of such release, holders of the Notes shall receive equivalent consideration (a “Collateral Release”).

SECTION 3.                                                 CLOSING.

The sale and purchase of the Series 2012A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Central time, at a closing (the “Closing”) on January 18, 2012 or on such other Business Day thereafter on or prior to January 31, 2012 as may be agreed upon by the Company and the Purchasers.  On the Closing Date, the Company will deliver to each Purchaser the Series 2012A Notes to be purchased by such Purchaser in the form of a single Series 2012A Note (or such greater number of Series 2012A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number [***], at Citizens Bank, East Providence, Rhode Island, ABA Number [***], in the Account Name of “Bruker Corporation.”  If, on the Closing Date, the Company shall fail to tender such Series 2012A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.                                                 CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Series 2012A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions applicable to the Closing Date:

Section 4.1.      Representations and Warranties.

(a)           Representations and Warranties of the Company.  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

(b)           Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of the Closing.

Section 4.2.      Performance; No Default.  The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by the Company and each such Subsidiary Guarantor prior to or at the Closing, and after giving effect to the issue and sale of the Series 2012A Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Sections applied since such date.

Section 4.3.      Compliance Certificates.

(a)             Officer’s Certificate of the Company.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)             Secretary’s Certificate of the Company.  The Company shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2012A Notes and this Agreement.

(c)             Officer’s Certificate of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d)             Secretary’s Certificate of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

Section 4.4.      Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Nixon Peabody LLP, special counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.      Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Series 2012A Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.      Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2012A Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.      Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

Section 4.8.      Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Tranche of the Notes.

Section 4.9.      Changes in Corporate Structure.  Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.       Subsidiary Guaranty.  The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

Section 4.11.       Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series 2012A Notes is to be deposited.

Section 4.12.       Proceedings and Documents.  All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.13.       Release of Collateral.  All collateral securing the repayment of the obligations under the Bank Credit Agreement shall have been released.

SECTION 5.                REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1.      Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series 2012A Notes and to perform the provisions hereof and thereof.

Section 5.2.      Authorization, Etc.  This Agreement and the Notes to be issued on the Closing Date have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each such Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.      Disclosure.  The Company, through its agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, has delivered to you and each other Purchaser a copy of a Private Placement Memorandum, dated November, 2011 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to December 7, 2011 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since December 31, 2010, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.      Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.

(b)             All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)             Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)             No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.      Financial Statements; Material Liabilities.  The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6.      Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Company of this Agreement and the Series 2012A Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7.      Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 2012A Notes.

Section 5.8.      Litigation; Observance of Agreements, Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)             Neither the Company nor any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA Patriot Act or any of the other laws and regulations referred to in Section 5.16(b), which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9.      Taxes.  The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate.  The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2003.

Section 5.10.       Title to Property; Leases.  The Company and its Subsidiaries have good and sufficient title to their respective properties which the Company and its Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.                    Licenses, Permits, Etc.  Except as disclosed in Schedule 5.11,

(a)                             the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b)                            to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

(c)                             to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12.                    Compliance with ERISA.  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 436 or 430 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                      The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $45,000,000 in the aggregate for all Plans.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)                                      The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                                      The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)                                      The execution and delivery of this Agreement and the issuance and sale of the Series 2012A Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Series 2012A Notes to be purchased by such Purchaser.

Section 5.13.                    Private Offering by the Company.  Neither the Company nor anyone acting on the Company’s behalf has offered the Series 2012A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 35 other Institutional Investors, each of which has been offered the Series 2012A Notes in connection with a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2012A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                    Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Series 2012A Notes to repay a portion of Indebtedness owing under the Bank Credit Agreement and for general corporate purposes of the Company and in compliance with all laws references in Section 5.16.  No part of the proceeds from the sale of the Series 2012A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                    Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 2011, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                      Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c)                                      Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16.                   Foreign Assets Control Regulations.  (a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”) or to a person that is otherwise subject to an OFAC Sanctions Program (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country descried in clause (ii), a “Blocked Person”).

(b)                          No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c)                                      To the Company’s actual knowledge after making due inquiry, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(d)                                      No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage.  The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

Section 5.17.                    Status under Certain Statutes.  Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.                   Environmental Matters.  (a) Neither the Company nor any Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted raising any liability against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b)                            Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any liability, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c)                             Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

(d)                            All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19.                    Notes Rank Pari Passu.  The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of the Company, including, without limitation, all senior unsecured Indebtedness of the Company described in Schedule 5.15 hereto.

SECTION 6.                                                 REPRESENTATIONS OF THE PURCHASER.

Section 6.1.                   Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Series 2012A Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof (other than any Notes purchased by Merrill Lynch, Pierce, Fenner & Smith Incorporated on the Closing Date which are intended to be resold to a “qualified institutional buyer” pursuant to Rule 144A of the Securities Act), provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control.  Each Purchaser understands that the Series 2012A Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2012A Notes.

Section 6.2.                   Accredited Investor.  Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).  Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Series 2012A Notes.

Section 6.3.                   Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2012A Notes to be purchased by such Purchaser hereunder:

(a)                             the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                            the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                             the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                            the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)                             the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)                            the Source is a governmental plan; or

(g)                            the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)                            the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.                                                 INFORMATION AS TO COMPANY.

Section 7.1.                   Financial and Business Information.  The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a)                             Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year),

(i)                            a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)                              consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that filing with the Securities and Exchange Commission within the time period specified above the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)                            Annual Statements — within 105 days after the end of each fiscal year of the Company,

(i)                            a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)                              consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that filing with the Securities and Exchange Commission within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)                             SEC and Other Reports — except for filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available and, to the extent applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material, provided that filing with the Securities and Exchange Commission of the items specified above in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(c);

(d)                            Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)                             ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)                            with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(ii)                              the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)                               any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f)                            Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

(g)                            Supplements  — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h)                            Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes or such information regarding the Company required to satisfy the requirements of 17 C.F.R. §230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

Section 7.2.                   Officer’s Certificate.  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer (which shall be by separate concurrent delivery of such certificate to each holder of Notes) setting forth:

(a)                             Covenant Compliance — the information required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.6 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)                            Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto .

Section 7.3.                   Visitation.  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)                             No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the

Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing and not more than twice per fiscal year; and

(b)                            Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Notwithstanding anything to the contrary in this Section 7.3 or in any Subsidiary Guaranty, none of the Company or any Subsidiary shall be required to disclose, permit the inspection, examination or making of copies or abstracts of, or discussion of, any document, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary information (in each case, unless an Event of Default has occurred and is continuing), (b) in respect of which disclosure to any holder (or any of their respective representatives) is prohibited by any law or any binding contractual agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product.

SECTION 8.                                                 PAYMENT OF THE NOTES.

Section 8.1.                   Required Prepayments.  (a) The entire unpaid principal amount of the Tranche A Notes shall become due and payable on January 18, 2017.

(b)                                      The entire unpaid principal amount of the Tranche B Notes shall become due and payable on January 18, 2019.

(c)                                      The entire unpaid principal amount of the Tranche C Notes shall become due and payable on January 18, 2022.

(d)                                      The entire unpaid principal amount of the Tranche D Notes shall become due and payable on January 18, 2024.

Section 8.2.                   Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the original aggregate principal amount of the Notes to be prepaid in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.5), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount of each Note then outstanding.  The

Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of the applicable Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated respective Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the Series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

Section 8.3.                   Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  All regularly scheduled partial prepayments made with respect to any Series of Additional Notes pursuant to any Supplement shall be allocated as provided therein.

Section 8.4.                   Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.                   Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement (including any Supplement hereto) and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes made by the Company or an Affiliate pro rata to the holders of the Notes upon the same terms and conditions.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.                   Make-Whole Amount for the Series 2012A Notes.  The term “Make-Whole Amount” means with respect to any Series 2012A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of the applicable Tranche, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the

Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Note:

“Called Principal” means, the principal of the Series 2012A Note of the applicable Tranche that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other display as may replace Page PX1) on Bloomberg for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such

Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.                   Change in Control.  (a) Notice of Change in Control.  The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of a Change in Control, give written notice of such Change in Control to each holder of Notes and such notice shall contain and constitute an offer to prepay Notes of each Series as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

(b)                                      Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”).  If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(c)                                      Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d)                                      Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment.  The prepayment shall be made on the Proposed Prepayment Date.

(e)                                      Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(f)                                       “Change in Control” Defined.  “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than any Laukien Family Member, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Company by any Person or group; (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing); or (e) the Company ceases to own, directly or indirectly, and Control 100% (other than directors’ qualifying shares) of the ordinary voting and economic power of any Foreign Subsidiary Borrower.  As used herein, “Laukien Family Member” shall mean any one or more of the following individuals: Frank Laukien, Dirk Laukien, Isolde Laukien and Joerg Laukien.

SECTION 9.                                                 AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1.                   Compliance with Law. Without limiting Section 10.8, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA Patriot Act, and the other laws and regulations referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.                   Insurance.  The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated except for any non-maintenance that would not reasonably be expected to have a Material Adverse Effect.

Section 9.3.                   Maintenance of Properties.  The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.                   Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary not permitted by Section 10.4, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5.                   Corporate Existence, Etc.  Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.                   Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all Indebtedness outstanding under the Bank Credit Agreement and all other present and future unsecured Indebtedness (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Company.

Section 9.7.                   Additional Subsidiary Guarantors.  The Company will cause any Subsidiary (except for any Affected Foreign Subsidiary) which is a party to the Bank Credit Agreement, or otherwise Guarantees Indebtedness in respect of the Bank Credit Agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement) the following items:

(a)                             a joinder agreement in respect of the Subsidiary Guaranty;

(b)                            a certificate signed by an authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(c)                             an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

Section 9.8.                   Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

SECTION 10.                                           NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1.                    Consolidated Total Indebtedness to Consolidated EBITDA. The Company will not, at the end of any fiscal quarter, permit the ratio of Consolidated Total Indebtedness to Consolidated EBITDA (Consolidated EBITDA to be calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then ended) to exceed 3.50 to 1.00.

Section 10.2.                    Interest Coverage Ratio.  The Company will not permit the ratio of Consolidated EBIT to Consolidated Interest Expense for each period of four consecutive fiscal quarters (calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then ended) to be less than 2.50 to 1.00.

Section 10.3.                    Priority Debt. The Company will not at any time permit the aggregate amount of all Priority Debt to exceed 25% of Consolidated Net Worth (Consolidated Net Worth to be determined as of the end of the then most recently ended fiscal quarter of the Company).

Section 10.4.                    Limitation on Liens.           The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a)                             Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b)                            any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(c)                             Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

(d)                            leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Subsidiaries, or Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(e)                             Liens securing Indebtedness of a Subsidiary to the Company or to a Subsidiary Guarantor;

(f)                              Liens existing as of the Closing Date and reflected in Schedule 10.4;

(g)                            Liens incurred after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Subsidiary, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within three hundred sixty-five (365) days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Indebtedness secured by such Lien), the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property, whether or not assumed by the Company or a Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(h)                            any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any

Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i)                               Liens incurred after the date of Closing given to secure Indebtedness on property or assets of the Company or its Subsidiaries which Liens were given after the Closing Date, provided the Company makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property;

(j)                               any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (f), (g), (h) and (i) of this Section 10.4, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Indebtedness or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

(k)                            Liens securing Priority Debt of the Company or any Subsidiary, provided that the aggregate principal amount of any such Priority Debt shall be permitted by Section 10.3, and, provided further that, no such Liens may secure any obligations under the Bank Credit Agreement.

Section 10.5.                    Sales of Assets.  The Company will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Subsidiaries; provided, however, that the Company or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1)                            to acquire productive assets used or useful in carrying on the business of the Company and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of, provided that, to the extent that the replacement property costs less than the value of the property being replaced and such replacement property performs at least equally to the property being replaced, the difference between the cost of such replacement property and the value of the property being replaced may be retained by the Company and its Subsidiaries; and/or

(2)                            to prepay or retire Senior Debt of the Company and/or its Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of the Make-Whole Amount.  Any offer of prepayment of the Notes pursuant to this Section 10.5 shall be given to each holder of the Notes by written notice that shall be delivered not less than fifteen (15) days and not more than sixty (60) days prior to the proposed prepayment date.  Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes.  Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than five (5) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment.  Prepayment of Notes pursuant to this Section 10.5 shall be made in accordance with Section 8.2 (but without payment of the Make-Whole Amount).

As used in this Section 10.5, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Company and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 10% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Company and its Subsidiaries, (ii) any transfer of assets from the Company to any  Subsidiary or from any Subsidiary to the Company or a Subsidiary, (iii) any sale or transfer of property acquired by the Company or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by the Company or any Subsidiary if the Company or a Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee, and (iv) so long as no Default or Event of Default has occurred and is then continuing or would arise after giving effect (including pro forma effect) thereto, the Company and its Subsidiaries may consummate the partial sale of shares or assets of Bruker Energy & Supercon Technologies, Inc. or any of its direct or indirect Subsidiaries.

Section 10.6.                    Merger and Consolidation.  The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(1)                             any Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.5; and

(2)                             the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a)                             the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b)                            if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (and each Supplement thereto) and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect; and

(c)                             immediately after giving effect to such transaction no Default or Event of Default would exist (it being agreed that, for purposes of determining compliance with Section 10.1, such transaction shall be treated on a pro forma basis for the relevant period as having been consummated as of the last day of the immediately preceding fiscal quarter).

Section 10.7.                    Transactions with Affiliates.  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.8.                    Terrorism Sanctions Regulations. The Company will not and will not permit any Affiliated Entity to (a) become an OFAC Listed Person or (b) have any investments in, or engage in any dealings or transactions with any Blocked Person if such investments, dealings or transactions would cause any holder of a Note to be in violation of any laws or regulations that are applicable to such holder.

SECTION 11.                                           EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                             the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)                            the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)                             the Company defaults in the performance of or compliance with any term contained in Section 10 or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c) or any Subsidiary Guarantor defaults in the performance of or compliance with any term of the Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

(d)                            the Company defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)                             any Subsidiary Guaranty from any Material Subsidiary ceases to be a legally valid, binding and enforceable obligation or contract of such Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 2.3(b) hereof), or any Subsidiary Guarantor or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty; or

(f)                            any representation or warranty made in writing by or on behalf of the Company or Subsidiary Guarantor in this Agreement or any Subsidiary Guaranty or by any officer of the Company or any Subsidiary Guarantor in any writing furnished pursuant to this Agreement or any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(g)                            (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Indebtedness other than the Notes that is outstanding in an aggregate principal amount of at least $15,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Indebtedness other than the Notes in an aggregate principal amount of at least $15,000,000 or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable or one or more Persons has the right to declare such Indebtedness to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000 or one or more Persons have the right to require the Company or any Subsidiary to purchase or repay such Indebtedness; or

(h)                            the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i)                            a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Company or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(j)                            a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $15,000,000 are rendered against one or more of the Company or its Material Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged or fully paid within 60 days after the expiration of such stay; or

(k)                             if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $15,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.                                           REMEDIES ON DEFAULT, ETC.

Section 12.1.                    Acceleration.  (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes of every Series then outstanding shall automatically become immediately due and payable.

(b)                        If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)                        If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note’s becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, if any, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.                    Other Remedies.  If any Default has occurred pursuant to Section 11(i) or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.                    Rescission.  At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.                    No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements for one special counsel for the holders and one special local counsel for the holders.

SECTION 13.                                           REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.                    Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.                    Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iv)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder or pursuant to any Supplement.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

Section 13.3.                    Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iv)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note

(which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)                             in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                            in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.                                           PAYMENTS ON NOTES.

Section 14.1.                    Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.                    Home Office Payment.  So long as any Purchaser or Additional Purchaser or such Purchaser’s nominee or such Additional Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or, in the case of any Additional Purchaser, Schedule A attached to any Supplement pursuant to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by any Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 15.                                           EXPENSES, ETC.

Section 15.1.                    Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers or any Additional Purchasers and, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser and each Additional Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement) or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including any Supplement) or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement) or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes.  The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2.                    Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement or the Notes, and the termination of this Agreement or any Supplement.

SECTION 16.                                           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any Additional Purchaser or any other holder of any such Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement; provided, that the representations and warranties contained in any Supplement shall only be made for the benefit of the Additional Purchasers which are party to such Supplement and the holders of the Notes issued pursuant to such Supplement, including subsequent holders of any Note issued pursuant to such Supplement, and shall not require the consent of the holders of existing Notes.  Subject to the preceding sentence, this Agreement (including every Supplement) and the Notes embody the entire agreement and understanding between the Purchasers and the Additional Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.                                           AMENDMENT AND WAIVER.

Section 17.1.                    Requirements.  (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change in the method of computation results in a decrease in the interest rate or yield) or of the Make-Whole Amount, if any, on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

(b)                        Supplements.  Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Sections 2.2 hereof without obtaining the consent of any holder of any other Series of Notes.

Section 17.2.                    Solicitation of Holders of Notes.

(a)                        Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Supplement or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)                        Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or any Supplement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c)                        Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.                    Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4.                    Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.                                           NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by a recognized overnight delivery service (with charges prepaid) or (c) by posting to IntraLinks® or a similar service reasonably acceptable to the Required Holders if the sender on the same day sends or causes to be sent notice of such posting by email or in accordance with clause (a) or (b) above.  Any such notice must be sent:

(i)                            if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address or, in the case of clause (c) above, the email address, specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18;

(ii)                              if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address, or in the case of clause (c) above, the email address, specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to the Company in writing,

(iii)                               if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18, or

(iv)                              if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.                                           REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing or by any Additional Purchaser (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or any Additional Purchaser, may be reproduced by such Purchaser or such Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or such Additional Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or such Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.                                           CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or any Additional Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or such Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or such Additional Purchaser or any Person acting on such Purchaser’s or such Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or such Additional Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or such Additional Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser and each Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or such Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser or such Additional Purchaser, provided that such Purchaser or such Additional Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s or such Additional Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s or such Additional Purchaser’s Notes), (ii) such Purchaser’s or such Additional Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser or such Additional Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser or such Additional Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser or such Additional Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or such Additional Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or such Additional Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or such Additional Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or such Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or such Additional Purchaser’s Notes, the Subsidiary Guaranty and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.                                           SUBSTITUTION OF PURCHASER.

Each Purchaser and each Additional Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser or such Additional Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser or such Additional Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser or such original Additional Purchaser.  In the event that such Affiliate is so substituted as a Purchaser or an Additional Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser or such original Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by the

Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” or an “Additional Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or such original Additional Purchaser, and such original Purchaser or such original Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.                                           MISCELLANEOUS.

Section 22.1.       Successors and Assigns.  All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.       Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3.       Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with the covenants set out in this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards Nos. 157 or 159) shall be disregarded and such determination shall be made by valuing indebtedness at 100% of the outstanding principal thereof.

Section 22.4.       Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5.       Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6.       Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7.       Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8.       Jurisdiction and Process; Waiver of Jury Trial.  (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)             The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)             Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)             THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*   *   *   *   *

The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.  This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

BRUKER CORPORATION

By	/s/ Frank H. Laukien, Ph.D.
Name: Frank H. Laukien, Ph.D.
Title: President and Chief Executive Officer

Accepted as of the date first written above.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

	By		/s/ Jerome R. Baier
Name: Jerome R. Baier
Its Authorized Representative

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

	By		/s/ Jerome R. Baier
Name: Jerome R. Baier
Its Authorized Representative

NEW YORK LIFE INSURANCE COMPANY

	By		/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

	By		New York Life Investment Management LLC, its Investment Manager

		By	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

	By	New York Life Investment Management LLC, its Investment Manager

		By	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

	By	New York Life Investment Management LLC, its Investment Manager

		By	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

	By	/s/ Charles J. Dudley
Name: Charles J. Dudley
Title: Assistant Treasurer

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC as Investment Adviser

		By	/s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC as Investment Adviser

		By	/s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director

MASSMUTUAL ASIA LIMITED

	By:	Babson Capital Management LLC as Investment Adviser

		By	/s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director

Accepted as of the date first written above.

PACIFIC LIFE INSURANCE COMPANY (NOMINEE: MAC & CO)

	By	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

	By	/s/ Diane W. Dales
Name: Diane W. Dales
Title: Assistant Secretary

GENWORTH LIFE INSURANCE COMPANY

	By	/s/ John R. Endres
Name: John R. Endres
Title: Investment Officer

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

	By	/s/ John R. Endres
Name: John R. Endres
Title: Investment Officer

Accepted as of the date first written above.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	By	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

	By	/s/ Paul Runnalls
Name: Paul Runnalls
Title: Manager, Investments

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	By	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments, GWL&A

	By	/s/ Paul Runnalls
Name: Paul Runnalls
Title: Manager, Investments, GWL&A

MODERN WOODMEN OF AMERICA

	By:	/s/ Michael E. Dau
Name: Michael E. Dau
Title: Treasurer & Investment Manager

Accepted as of the date first written above.

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
AMERICAN REPUBLIC INSURANCE COMPANY
VANTIS LIFE INSURANCE COMPANY
MTL INSURANCE COMPANY
INDUSTRIAL ALLIANCE PACIFIC INSURANCE AND FINANCIAL SERVICES, INC.
FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN
CATHOLIC UNITED FINANCIAL
AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS
FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
TRUSTMARK INSURANCE COMPANY
EQUITABLE LIFE & CASUALTY INSURANCE COMPANY
OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA
IA AMERICAN LIFE INSURANCE COMPANY

	By:	Advantus Capital Management, Inc.

	By	/s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

NATIONAL LIFE INSURANCE COMPANY

	By	/s/ R. Scott Higgins
		Name:	R. Scott Higgins
		Title:	Senior Vice President
Sentinel Asset Management

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	C	$37,000,000
720 East Wisconsin Avenue	D	$31,000,000
Milwaukee, Wisconsin 53202
Attention: Securities Department
Facsimile: (414) 665-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5” or “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

US Bank

777 East Wisconsin Avenue

Milwaukee, Wisconsin  53202

ABA# [***]

For the account of:  Northwestern Mutual Life

Account No. [***]

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention:  Treasury & Investment Operations Department, Facsimile:  (414) 665-6998.

Physical Delivery of Notes

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin  53202

Attention:  Matthew E. Gabrys

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570

SCHEDULE A
(to Note Purchase Agreement)

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY	D	$2,000,000
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Securities Department
Facsimile: (414) 665-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

US Bank

777 East Wisconsin Avenue

Milwaukee, Wisconsin  53202

ABA# [***]

For the account of:  Northwestern Long Term Care Insurance Co. - Privates

Account No. [***]

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention:  Treasury & Investment Operations Department, Facsimile:  (414) 665-6998.

Physical Delivery of Notes

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin  53202

Attention:  Matthew E. Gabrys

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2258318

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY	C	$8,700,000
c/o New York Life Investment Management LLC	D	$8,700,000
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention:		Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York  10019

ABA # [***]

Credit:  New York Life Insurance Company

General Account No. [***]

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York  10010-1603

Attention:  Securities Operations, Private Group, 2nd Floor

Fax Number:  (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com, and with a copy of any notices regarding defaults or Events of Default under the operative documents to:  Attention:  Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

New York Life Investment Management LLC

51 Madison Avenue, Room 1016M

New York, NY  10010

Attn:  Rebecca Strutton, Director and Associate General Counsel

Phone:  (212) 576-4825

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-5582869

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	C	$7,100,000
c/o New York Life Investment Management LLC	D	$7,100,000
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention:		Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA # [***]

Credit:  New York Life Insurance and Annuity Corporation

General Account No. [***]

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York  10010-1603

Attention:  Securities Operation, Private Group, 2nd Floor

Fax Number:  (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com, and with a copy of any notices regarding defaults or Events of Default under the operative documents to:  Attention:  Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

New York Life Investment Management LLC

51 Madison Avenue, Room 1016M

New York, NY  10010

Attn:  Rebecca Strutton, Director and Associate General Counsel

Phone:  (212) 576-4825

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-3044743

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT	C D	$ $	1,000,000 1,000,000
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention:	Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA # [***]

Credit: NYLIAC SEPARATE BOLI 30C

General Account Number [***]

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York  10010-1603

Attention:  Securities Operation, Private Group, 2nd Floor

Fax Number:  (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to:  Attention:  Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

New York Life Investment Management LLC

51 Madison Avenue, Room 1016M

New York, NY  10010

Attn:  Rebecca Strutton, Director and Associate General Counsel

Phone:  (212) 576-4825

Name in which Notes are to be issued:  New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

Taxpayer I.D. Number:  13-3044743

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT	C D	$ $	200,000 200,000
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention:	Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA # [***]

Credit: NYLIAC SEPARATE BOLI 3-2

General Account Number [***]

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York  10010-1603

Attention:  Securities Operation, Private Group, 2nd Floor

Fax Number:  (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to:  Attention:  Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

New York Life Investment Management LLC

51 Madison Avenue, Room 1016M

New York, NY  10010

Attn:  Rebecca Strutton, Director and Associate General Counsel

Phone:  (212) 576-4825

Name in which Notes are to be issued:  New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

Taxpayer I.D. Number:  13-3044743

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA	D	$25,000,000
c/o Allianz of America, Inc.
Attention: Private Placements
55 Greens Farms Road
P. O. Box 5160
Westport, Connecticut 06881-5160
Phone: (203) 221-8580
Fax: (203) 221-8539
E-mail: PrivatePlacements@azoa.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

MAC & CO.

The Bank of New York Mellon

ABA # [***]

BNY Mellon Account No. [***]

DDA [***]

Cost Center 1253

Re:                               Name of Issuer:  Bruker Corporation

Description of Security:  4.46% Series 2012A Senior Notes, Tranche D due January 18, 2024, PPN 116794 B*8

Due Date and Application (as among principal, make whole and interest) of the payment being made

For Credit to Portfolio Account:  AZL Special Investments [***]

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

Kathy Muhl

Supervisor — Income Group

The Bank of New York Mellon

Three Mellon Center — Room 153-1818

Pittsburgh, Pennsylvania  15259

Phone:    (412) 234-5192

Fax:         (412) 236-0800

E-mail: kathy.muhl@bnymellon.com

All other notices and communications to be addressed as first provided above.

Physical Delivery of Notes

Mellon Securities Trust Company

One Wall Street

3rd Floor Receive Window C

New York, New York  10286

For Credit to:  Allianz Life Insurance Company of North America,

AZL Special Investments  [***]

Name of Nominee in which Notes are to be issued:  MAC & CO.

Taxpayer I.D. Number:  41-1366075

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	C	$11,100,000
c/o Babson Capital Management LLC	D	$11,300,000
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5” or “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

MassMutual Co-Owned Account

Citibank

New York, New York

ABA # [***]

Account # [***]

Re:  Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention:  Securities Custody and Collection Department.

Electronic delivery of financials and other information: privateplacements@babsoncapital.com

Physical Delivery

Trevor Sanford

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA  01115

Phone:  (413) 226-0752

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY	C	$900,000
c/o Babson Capital Management LLC	D	$1,200,000
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5” or “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

MassMutual Co-Owned Account

Citibank

New York, New York

ABA # [***]

Account # [***]

Re:  Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Electronic delivery of financials and other information: privateplacements@babsoncapital.com

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention:  Securities Custody and Collection Department.

Physical Delivery

Trevor Sanford

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA  01115

Phone:  (413) 226-0752

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1041383

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MASSMUTUAL ASIA LIMITED	D	$500,000
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Gerlach & Co.

c/o Citibank, N.A

ABA # [***]

Concentration Account No. [***]

Attn:  Judy Rock

Re: MassMutual Asia [***]

Name of Security/CUSIP Number

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1754.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention:  Securities Custody and Collection Department.

Electronic delivery of financials and other information: privateplacements@babsoncapital.com

Send Corporate Action Notification to:

Citigroup Global Securities Services

Attn:  Corporate Action Dept

3800 Citibank Center Tampa

Building B Floor 3

Tampa, FL 33610-9122

Physical Delivery

Citibank NA

399 Park Avenue

Level B Vault

New York, New York 10022

Acct # [***]

With a copy to:

Trevor Sanford

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA  01115

Phone:  (413) 226-0752

Email:  tsanford@babsoncapital.com

Name of Nominee in which Notes are to be issued:  Gerlach & Co.

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PACIFIC LIFE INSURANCE COMPANY	C	$5,000,000
700 Newport Center Drive		$5,000,000
Newport Beach, California 92660-6397		$5,000,000
Attention: IM—Credit Analysis		$2,000,000
Fax Number: (949) 219-5406

Payments

All payments of principal and interest on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Mellon Trust of New England

ABA # [***]

DDA [***]

Attention:  MBS Income CC:  1253

A/C Name:  General Account/ [***]

Regarding:  Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Mellon Trust

Attention:  Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, Pennsylvania  15259

And

Pacific Life Insurance Company

Attention:  IMD — Cash Team

700 Newport Center Drive

Newport Beach, California  92660-6397

Fax Number:  (949) 718-5845

Physical Delivery

Mellon Securities Trust Company

One Wall Street

3rd Floor—Receive Window C

New York, NY 10286

Contact Name:  Robert Ferraro

Contact Phone:  (212) 635-1299

A/C Name:  Pacific Life General Account

A/C Number:  [***]

With copies to be addressed as provided in the Notices section above.

Name of Nominee in which Notes are to be issued:  Mac & Co., as nominee for Pacific Life Insurance Company

General Taxpayer I.D. Number:  95-1079000

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENWORTH LIFE INSURANCE COMPANY	B	$10,000,000

c/o Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, Connecticut 06905
Attention: Private Placements
Telephone Number: (203) 708-3300
Fax Number: (203) 708-3308
Email: GNW.privateplacements@genworth.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 3.74% Series 2012A Senior Notes, Tranche B, due January 18, 2019, PPN 116794 A@7, principal, premium or interest”) to:

The Bank of New York
ABA#	[***]
Account #:	[***]
SWIFT Code:	[***]
Acct Name:	Private Placement Income Collection Account
Attn:	PP P&I Department
Reference:	GLIC / LISPBG
PPN, Security Description, and Identify Principal & Interest Amounts
And By Email:	treasppbkoffice@genworth.com
Fax:	(804) 662-7777

Notices

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as first provided above.  All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:  Genworth Life Insurance Company

3001 Summer Street

Stamford, CT 06905

Attn: Trade Operations

Telephone No: (203)708-3300

Fax No: (203)708-3308

If available, an electronic copy is additionally requested. Please send to the following e-mail address:  GNWInvestmentsOperations@genworth.com

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank of New York Mellon

Income Collection Department

P.O. Box 19266

Newark, New Jersey  07195

Attention:	PP P&I Department
Reference:	GLIC, CUSIP/PPN & Security Description
P&I Contact:	Purisima Teylan — (718) 315-3035

Physical Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A, 3rd Floor

New York, New York 10286

Ref:  GLIC / LISPBG Account #   [***]

Name of Nominee in which Notes are issued:  HARE & CO.

Taxpayer I.D. Number:  91-6027719

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY	C	$6,000,000

c/o Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 2nd Floor
Stamford, Connecticut 06905
Attention: Private Placements
Telephone Number: (203) 708-3300
Fax Number: (203) 708-3308
Email: GNW.privateplacements@genworth.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5, principal, premium or interest”) to:

The Bank of New York
ABA#	[***]
Account #:	[***]
SWIFT Code:	[***]
Acct Name:	Private Placement Income Collection Account
Attn:	PP P&I Department
Reference:	GLAIC / LAULTS
PPN, Security Description, and Identify Principal & Interest Amounts
And By Email:	treasppbkoffice@genworth.com
Fax:	(804) 662-7777

Notices

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as first provided above.  All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:  Genworth Life and Annuity Insurance Company

3001 Summer Street

Stamford, CT 06905

Attn: Trade Operations

Telephone No: (203)708-3300

Fax No: (203)708-3308

If available, an electronic copy is additionally requested. Please send to the following e-mail address:  GNWInvestmentsOperations@genworth.com

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank of New York Mellon

Income Collection Department

P.O. Box 19266

Newark, New Jersey  07195

Attention:	PP P&I Department
Reference:	GLIAC, CUSIP/PPN & Security Description
P&I Contact:	Purisima Teylan — (718) 315-3035

Physical Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A, 3rd Floor

New York, New York 10286

Ref:  GLAIC / LAULTS Account #   [***]

Name of Nominee in which Notes are issued:  HARE & CO.

Taxpayer I.D. Number:  54-0283385

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY	A	$7,500,000
8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 3.16% Series 2012A Senior Notes, Tranche A, due January 18, 2017, PPN 116794 A*9”, principal, premium or interest) to:

The Bank of New York Mellon

ABA No.:  [***]

BNF Account No.:  [***]

Further Credit To:  Great-West Life/Acct No. [***]

Reference:                      1) security description (including PPN)

2) allocation of payment between principal and interest

3) confirmation of principal balance

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road, 3T2

Greenwood Village, CO 80111

Attn:  Investments Division

Fax:  (303) 737-6193

Physical Delivery Instructions:

The Bank of New York Mellon

3rd Floor, Window A

One Wall Street

New York, New York 10286

Attn:  Receive/Deliver Dept (Great-West Life/Acct No. [***])

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  84-0467907

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY	A	$7,500,000
8515 East Orchard Road, 3T2
Greenwood Village, CO 80111
Attn: Investments Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 3.16% Series 2012A Senior Notes, Tranche A, due January 18, 2017, PPN 116794 A*9”, principal, premium or interest) to:

The Bank of New York Mellon

ABA No.:  [***]

BNF Account No.:  [***]

Further Credit To:  First GWLA/Acct No. [***]

Reference:	1) security description (including PPN)
2) allocation of payment between principal and interest
3) confirmation of principal balance

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

First Great-West Life & Annuity Insurance Company

8515 East Orchard Road, 3T2

Greenwood Village, CO 80111

Attn:  Investments Division

Fax:  (303) 737-6193

Physical Delivery Instructions:

The Bank of New York Mellon

3rd Floor, Window A

One Wall Street

New York, New York 10286

Attn:  Receive/Deliver Dept (First GWLA/Acct No. [***])

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-2690792

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MODERN WOODMEN OF AMERICA	C	$15,000,000
1701 First Avenue
Rock Island, Illinois 61201
Attention: Investment Department
Email: investments@modern-woodmen.org
Fax: (309) 793-5574

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5, principal, premium or interest”) to:

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois  60675

ABA # [***]

Account Name:  Modern Woodmen of America

Account Number [***]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to the PPN and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Modern Woodmen of America

1701 First Avenue

Rock Island, Illinois  61201

Attention:  Investment Accounting Department

Fax:  (309) 793-5688

Physical Delivery of Notes

Send physical security by via overnight delivery service to the address first provided above except to the attention of Aaron Birkland, (309) 793-5659.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-1493430

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN	D	$2,275,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn.: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Comerica Bank

Detroit, MI

ABA # [***]

For Credit to:	Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number: [***]

For Further Credit to:  Farm Bureau Life Insurance Company of Michigan

Account Number:  [***]

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Comerica Bank

Attention:  Dan Molnar MC 3462

411 West Lafayette

Detroit, Michigan  48275-3404

Reference:  Farm Bureau Life Insurance Company of Michigan

Internal Account Number:  [***]

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-6056370

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN REPUBLIC INSURANCE COMPANY	D	$1,520,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Wells Fargo Bank, N.A.

ABA # [***]

BNFA= [***] (include all 10 digits)

BNF=Trust Wire Clearing

FFC Attn:  Income Collections, a/c # [***]

For further credit to:  American Republic Insurance Co.

Account Number:  [***]

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Duane (Dewey) Johnson

Wells Fargo - Investment Manager Relations

MAC [***]

733 Marquette Ave., 3rd Floor

Minneapolis, Minnesota 55479

Account Name:  American Republic Insurance Company

Account Number:  [***]

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. as custodian for American Republic Insurance Company

Taxpayer I.D. Number:  42-0113630

		PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE OF	OF NOTES TO BE
OF PURCHASER	NOTES	PURCHASED

VANTIS LIFE INSURANCE COMPANY	D	$1,520,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

The Bank of New York Mellon

ABA #:  [***]

GLA [***]

A/C:  [***]

A/C Name:  People’s United Bank

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

*Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street, 5th Floor

New York, NY  10286

Attn:  Free Receipt Dept.

For Account #:  [***]

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  06-0523876

		PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE OF	OF NOTES TO BE
OF PURCHASER	NOTES	PURCHASED

MTL INSURANCE COMPANY	D	$1,140,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

The Northern Chgo/Trust

ABA # [***]

for credit to:   Account Number [***]

for further credit to:  MTL Insurance Company

Account Number [***]

Attention:  Income Collections

*Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Northern Trust Co.

Trade Securities Processing

801 South Canal Street

C1N

Chicago, IL 60607

Attn:  Settlements for Account # [***],

Account Name:  MTL Insurance Company

Name of Nominee in which Notes are to be issued:  ELL & Co.

Taxpayer I.D. Number:  36-1516780

		PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE OF	OF NOTES TO BE
OF PURCHASER	NOTES	PURCHASED

INDUSTRIAL ALLIANCE PACIFIC INSURANCE AND	C	$1,000,000
FINANCIAL SERVICES, INC.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5, principal, premium or interest”) to:

BK OF NYC

ABA #:  [***]

GLA [***]

TRUST #:  [***]

A/C Name:  Industrial Alliance Pacific Insurance and Financial Services, Inc.

Ref:  Bruker Corporation 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022, PPN 116794 A#5; P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

The Bank of New York

One Wall Street — 3rd floor, INCOMING WINDOW

New York, NY 10286

For Account #: [***]

Account Name: Industrial Alliance Pacific Insurance and Financial Services, Inc.

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  98-0018913

		PRINCIPAL AMOUNT
NAME OF AND ADDRESS	TRANCHE OF	OF NOTES TO BE
OF PURCHASER	NOTES	PURCHASED

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN	D	$760,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn.: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Comerica Bank
Detroit, MI
ABA # [***]
For Credit to:	Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number: [***]

For Further Credit to:  Farm Bureau General Insurance Company of Michigan - Account Number:  [***]

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Comerica Bank

Attn:  Dan Molnar MC 3462

411 West Lafayette

Detroit, Michigan  48275-3404

Reference:  Farm Bureau General Insurance Company of Michigan

Internal Account Number:  [***]

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-6056228

NAME OF AND ADDRESS	TRANCHE OF	PRINCIPAL AMOUNT OF NOTES TO BE
OF PURCHASER	NOTES	PURCHASED

CATHOLIC UNITED FINANCIAL	D	$760,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Wells Fargo Bank N.A.

ABA #: [***]

BNFA: [***] (must use all 10 digits)

Beneficiary Acct Name:  Trust Wire Clearing

Wells Fargo Acct Name:  Catholic United Financial

Wells Fargo Acct #:  [***]

Contact Name: Duane Johnson (612) 667-6723

*Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery of Bonds

Duane (Dewey) Johnson

Wells Fargo — Investment Mgr Relations

MAC [***]

733 Marquette Ave, 3rd Fl.

Minneapolis, MN  55479

Account Name: Catholic United Financial

Account Number:  [***]

Name of Nominee in which Bonds are to be issued:  Wells Fargo Bank N.A. FBO Catholic United Financial

Taxpayer I.D. Number:  41-0182070

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS	D	$760,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn.: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Wells Fargo Bank N.A.

ABA #:  [***]

BNFA:  [***] (must use all 10 digits)

Beneficiary Acct Name:  Trust Wire Clearing

Wells Fargo Acct Name:  American-Amicable Life Insurance Company of Texas

Wells Fargo Acct #: [***]

Contact Name:  Duane Johnson (612) 667-6723

*Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Duane (Dewey) Johnson

Wells Fargo - Investment Mgr Relations

MAC [***]

733 Marquette Ave., 3rd Floor

Minneapolis, MN  55479

Account Name:  American-Amicable Life Insurance Company of Texas

Account Number:  [***]

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. FBO American-Amicable Life Insurance Company of Texas

Taxpayer I.D. Number:  74-2179909

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN	D	$760,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn.: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Comerica Bank

Detroit, MI

ABA # [***]

For Credit to:	Trust Operation - Fixed Income
Unit Cost Center 98530
Account Number: [***]

For Further Credit to:  Farm Bureau Mutual Insurance Company of Michigan - Account Number:  [***]

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Comerica Bank

Trust Securities Services MC 3404

411 West Lafayette

Detroit, Michigan  48275-3404

Reference:	Farm Bureau Mutual Insurance Company of Michigan
Internal Account Number: [***]

Attn.:  Dan Molnar (313) 222-7946

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1316179

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.	D	$760,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn.: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Federal Reserve Bank of Boston

ABA # [***]

DDA # [***]

Blue Cross Blue Shield of Florida, [***]

PPN 116794 B*8

*Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Mellon Securities Trust Co.

One Wall Street

3rd Floor-Receive Window C

New York, NY 10286

Acct Name:  Blue Cross and Blue Shield of Florida, Inc.

Acct #:  [***]

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  59-2015694

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TRUSTMARK INSURANCE COMPANY	D	$760,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

The Northern Chicago/Trust

ABA # [***]

For credit to:  Account Number [***]

Fur further credit to:  Trustmark Insurance Company

Account Number:  [***]

Attention:  Income Collections

*Depending on the type of payment, the wire should state:

Interest/Dividends/Principal and Interest Breakdown

PPN, Security Description, Rate, Due date

For CMO’S — Class Issue and Fee

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Northern Trust Co.

Trade Securities Processing

801 South Canal Street

C1N

Chicago, IL 60607

For Account # [***], Trustmark Insurance Company

Name of Nominee in which Notes are to be issued:  ELL & Co.

Taxpayer I.D. Number:  36-0792925

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

EQUITABLE LIFE & CASUALTY INSURANCE COMPANY	D	$380,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Wells Fargo Bank, N.A.

ABA # [***]

BNFA= [***] (include all 10 digits)

BNF=Trust Wire Clearing

FFC Attn:  Income Collections, a/c # [***]

For further credit to:  Equitable Life & Casualty Insurance Company

Account Number:  [***]

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Duane (Dewey) Johnson

Wells Fargo - Investment Manager Relations

MAC [***]

733 Marquette Ave., 5th Floor

Minneapolis, Minnesota 55479

Account Name:  Equitable Life & Casualty Insurance Company

Account Number:  [***]

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. as custodian for Equitable Life & Casualty Insurance Company

Taxpayer I.D. Number:  87-0129771

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

OCCIDENTAL LIFE INSURANCE COMPANY NORTH CAROLINA	D	$380,000
c/o Advantus Capital Management Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

Wells Fargo Bank, N.A.

ABA # [***]

BNFA= [***] (include all 10 digits)

Beneficiary Acct Name:  Trust Wire Clearing

Wells Fargo Acct Name:  Occidental Life Insurance Company of North Carolina

Wells Fargo Acct Number:  [***]

Contact Name:  Duane Johnson (612) 667-6723

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

*Also, please reference sufficient information to identify the source and application of such funds.

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

Duane (Dewey) Johnson

Wells Fargo - Investment Manager Relations

MAC [***]

733 Marquette Ave., 3rd Floor

Minneapolis, Minnesota 55479

Account Name:  Occidental Life Insurance Company of North Carolina

Account Number:  [***]

Name of Nominee in which Notes are to be issued:  Wells Fargo Bank N.A. FBO Occidental Life Insurance Company of North Carolina

Taxpayer I.D. Number:  56-0343440

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

IA AMERICAN LIFE INSURANCE COMPANY	D	$225,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attention: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8”, principal, premium or interest) to:

BK OF NYC

ABA #:  [***]

GLA [***]

TRUST #:  [***]

A/C Name:  IA American Life Insurance Company

Ref:  Bruker Corporation 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024, PPN 116794 B*8, P&I Breakdown

Notices

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the address first provided above.

Physical Delivery

The Bank of New York

One Wall Street — 3rd floor, INCOMING WINDOW

New York, NY 10286

For Account #: [***]

Account Name: IA American Life Insurance Company

Name of Nominee in which Notes are to be issued:  Hare & Co.

Taxpayer I.D. Number:  13-3036472

NAME OF AND ADDRESS OF PURCHASER	TRANCHE OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONAL LIFE INSURANCE COMPANY	A	$5,000,000
One National Life Drive	B	$5,000,000
Montpelier, Vermont 05604
Attention: Private Placements
Fax Number: (802) 223-9332

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Bruker Corporation 3.16% Series 2012A Senior Notes, Tranche A, due January 18, 2017, PPN 116794 A*9” OR “Bruker Corporation 3.74% Series 2012A Senior Notes, Tranche B, due January 18, 2019, PPN 116794 A@7”, principal, premium or interest) to:

J.P. Morgan Chase

New York, New York  10010

ABA # [***]

Account Number [***]

Account of National Life Closed Block

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Physical Delivery

R. Scott Higgins

Sentinel Asset Management

One National Life Drive

Montpelier, VT 05604

Phone:  (802) 223-9324

E-mail:  shiggins@nationallife.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number: 03-0144090

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 2.2.

“Additional Purchasers” means purchasers of Additional Notes.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Affected Foreign Subsidiary” means any Foreign Subsidiary to the extent that such Foreign Subsidiary acting as a Subsidiary Guarantor could cause a Deemed Dividend Problem.  As of the date of this Agreement, all Foreign Subsidiaries have been determined to be Affected Foreign Subsidiaries.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Entity” means the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Bank Credit Agreement” means the Amended and Restated Credit Agreement dated as of dated as of May 24, 2011 by and among the Company, certain Foreign Subsidiaries of the Company named therein, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility or facilities of the Company and its Subsidiaries.

“Bank Lenders” means the banks and financial institutions party to the Bank Credit Agreement.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

SCHEDULE B
(to Note Purchase Agreement)

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Closing” is defined in Section 3.

“Closing Date” means the date of the Closing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Bruker Corporation, a Delaware corporation.

“Confidential Information” is defined in Section 20.

“Consolidated EBIT” means Consolidated EBITDA minus any amounts added to Consolidated EBITDA with respect to (i) depreciation (including depreciation of demonstration equipment) and (ii) amortization.

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation (including write down to net realizable value of demonstration equipment), (iv) amortization, (v) extraordinary non-cash losses incurred other than in the ordinary course of business, (vi) non-cash expenses resulting from the grant of stock options or other equity-related incentives to any director, officer or employee of, or consultant to, the Company or any Subsidiary pursuant to a written plan or agreement approved by the board of directors of the Company, (vii) non-cash exchange, translation or performance losses relating to any foreign currency hedging transactions or currency fluctuations, (viii) all other non-cash charges, non-cash expenses and non-cash losses of the Company or any Subsidiary that are not otherwise expressly excluded from the calculation of Consolidated EBITDA pursuant hereto (and excluding (A) any non-cash charge, non-cash expense and non-cash loss that represents an accrual or reserve for a cash expenditure to be made in a subsequent period and (B) minority interest expense), minus, to the extent included in Consolidated Net Income, (ix) interest income, (x) extraordinary gains realized other than in the ordinary course of business and (xi) non-cash exchange, translation or performance gains relating to any foreign currency hedging transactions or currency fluctuations, all calculated for the Company and its Subsidiaries in accordance with GAAP on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes (i) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, or (ii) all or substantially all of the common stock or other Equity Interests of a Person, and (b) involves the payment of consideration by the Company and its Subsidiaries in excess of $25,000,000; and “Material Disposition” means any sale, transfer or disposition of property or series of related sales, transfers, or dispositions of property that yields gross proceeds to the Company or any of its Subsidiaries in excess of $25,000,000.

“Consolidated Interest Expense” means, with reference to any period, the interest expense (including without limitation interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP) of the Company and its Subsidiaries calculated on a consolidated basis for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries allocable to such period in accordance with GAAP (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under interest rate Swap Agreements to the extent such net costs are allocable to such period in accordance with GAAP).

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis (without duplication) for such period.

“Consolidated Net Worth” shall mean the consolidated stockholder’s equity of the Company and its Subsidiaries, as defined according to GAAP.

“Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date.

“Consolidated Total Indebtedness” means at any time the sum, without duplication, of (a) the aggregate Indebtedness of the Company and its Subsidiaries calculated on a consolidated basis as of such time in accordance with GAAP (excluding the aggregate amount of Indebtedness of the Company and its Subsidiaries relating to the undrawn and unreimbursed amount of all letters of credit outstanding) and (b) Indebtedness of the type referred to in clause (a) hereof of another Person guaranteed by the Company or any of its Subsidiaries.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Deemed Dividend Problem” means, with respect to any Foreign Subsidiary, that any current or accumulated and undistributed earnings and profits of such Foreign Subsidiary would be deemed to be repatriated to the Company or the applicable parent Domestic Subsidiary under Section 956 of the Code, regardless of whether such Foreign Subsidiary has any current or accumulated and undistributed earnings and profits at the time of making such determination.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means with respect to the Notes of any Series that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series (and of such tranche if such Series has separate tranches).

“Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Company’s board of directors.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.

“Foreign Subsidiary Borrower” means (i) each of Bruker AXS GmbH, Bruker Daltonik GmbH, Bruker Optik GmbH and Bruker Physik GmbH, each incorporated in Germany as a limited liability company and Bruker BioSpin Invest AG, Bruker BioSpin AG and Bruker BioSpin International AG, each incorporated in Switzerland as a corporation limited by shares and (ii) any Foreign Subsidiary that becomes a Foreign Subsidiary Borrower pursuant to the Bank Credit Agreement and, in each case, that has not ceased to be a Foreign Subsidiary Borrower pursuant to such Bank Credit Agreement.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations (other than obligations with respect to Indebtedness).  The amount of any Guarantee shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (ii) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee, or, if such Guarantee is not an unconditional guarantee of the entire amount of the primary obligation and such maximum amount is not stated or determinable, the amount of such guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and intercompany charges of expenses (including expenses related to research and development and intellectual technology) and other accrued obligations, in each case incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) obligations of such Person under Sale and Leaseback Transactions, provided, however, “Indebtedness” shall not include any deposits received by any customer in connection with any sales orders.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  Notwithstanding anything to the contrary in the foregoing, in connection with any acquisition of any Person (or all or substantially all of the assets of any Person) or any sale, transfer or other disposition by the Company or any Subsidiary permitted hereunder, the term “Indebtedness” shall not include contingent post-closing purchase price adjustments or earn-outs to which the seller in such acquisition (or the buyer in such sale, transfer or other disposition, as the case may be) may become entitled or contingent indemnity obligations that may be owed to such seller (or buyer, if applicable) in respect thereof. The amount of Indebtedness of any Person for purposes of clause (f) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Interest Period” shall mean the period commencing on the Closing Date and continuing up to, but not including, the first Interest Payment Date and, thereafter, the period commencing on the next succeeding Interest Payment Date and continuing up to, but not including, the next Interest Payment Date.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” shall have the meaning (i) set forth in Section 8.6 with respect to any Series 2012A Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement (including any Supplement) and the Notes, (c) the ability of any Material Subsidiary to perform its obligations under the Subsidiary Guaranty or (d) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty.

“Material Indebtedness” means any Indebtedness (other than the Notes), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $15,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Subsidiary” means each Subsidiary (i) which, as of the most recent fiscal quarter of the Company, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 7.1, contributed greater than ten percent (10%) of the Company’s Consolidated EBITDA for such period or (ii) which contributed greater than ten percent (10%) of the Company’s Consolidated Total Assets as of such date.

“Memorandum” is defined in Section 5.3.

“Moody’s” shall mean Moody Investors Service, Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“Notes” is defined in Section 1.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction, law, regulation or executive order that OFAC is responsible for administering and enforcing, including, but not limited to those regulations found in 31 CFR, Subtitle B, Chapter V, as amended, and any enabling legislation or executive order relating thereto, and those OFAC Sanctions Programs found at http://www.ustreas.gov/offices/enforcement/ofac/programs/, as may be amended from time to time.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries (including all Guarantees of Indebtedness but excluding (x) Indebtedness owing to the Company or any other Subsidiary, (y) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) Indebtedness of any Subsidiary Guarantor, and (ii) all Indebtedness of the Company and its Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.4.  For the avoidance of doubt, all Indebtedness of Affected Foreign Subsidiaries shall constitute “Priority Debt” for purposes of this Agreement.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchasers” means the purchasers of the Notes named in Schedule A hereto.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

“Ratable Portion” means, with respect to any Note, an amount equal to the product of (x) the amount equal to the net proceeds being so applied to the prepayment of Senior Debt in accordance with Section 10.5(2), multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Subsidiaries being prepaid pursuant to Section 10.5(2).

“Required Holders” means, at any time, the holders of not less than 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Debt” means, as of the date of any determination thereof, all Consolidated Total Indebtedness, other than Subordinated Debt.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto.

“Series 2012A Notes” is defined in Section 1 of this Agreement.

“Subordinated Debt” means all unsecured Indebtedness of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of the Company (including, without limitation, the obligations of the Company under this Agreement, any Supplement or the Notes).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary Guarantor” means each Subsidiary party to the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.3 of this Agreement.

“Supplement” is defined in Section 2.2 of this Agreement.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement.

“tranche” means all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments.

“Tranche A Notes” is defined in Section 1.1.

“Tranche B Notes” is defined in Section 1.1.

“Tranche C Notes” is defined in Section 1.1.

“Tranche D Notes” is defined in Section 1.1.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

CHANGES IN CORPORATE STRUCTURE

Acquisition of Center for Tribology, Inc.

On October 12, 2011, Bruker Nano, Inc. acquired 100% of the shares of Center for Tribology, Inc. (“CETR”), a privately owned company based in California, for cash consideration of $13.0 million.  CETR, since renamed Bruker TMT Inc., provides nano-mechanical and tribological test instrumentation for basic materials research and industrial manufacturing in a range of fields, including biomedical, petroleum, microelectronics, energy, and automotive markets.

SCHEDULE 4.9

(to Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY, OWNERSHIP OF SUBSIDIARY STOCK, AFFILIATES

JURISDICTION OF
NAME OF SUBSIDIARY	INCORPORATION	PERCENTAGE OWNERSHIP

Bruker Energy & Supercon Technologies, Inc.	Delaware, U.S.A.	100% owned by Bruker Corporation
Bruker AXS Inc.	Delaware, U.S.A.	100% owned by Bruker Corporation
Bruker BioSciences Security Corporation	Massachusetts, U.S.A.	100% owned by Bruker Corporation
Bruker BioSpin Corporation	Massachusetts, U.S.A.	100% owned by Bruker Corporation
Bruker Daltonics Inc.	Delaware, U.S.A.	100% owned by Bruker Corporation
Bruker-Michrom, Inc.	California, U.S.A.	100% owned by Bruker Corporation
Bruker TMT, Inc.	California, U.S.A.	100% owned by Bruker Nano, Inc.
Bruker Optics Inc.	Delaware, U.S.A.	100% owned by Bruker Corporation
Bruker HTS GmbH	Germany	100% owned by Bruker Energy & Supercon Technologies, Inc.
Hydrostatic Extrusions Ltd.	United Kingdom	100% owned by Bruker Energy & Supercon Technologies, Inc.
Bruker Advanced Supercon GmbH	Germany	100% owned by Bruker HTS GmbH
Bruker EAS GmbH	Germany	100% owned by Bruker HTS GmbH
RI Research Instruments GmbH	Germany	51% owned by Bruker Energy & Supercon Technologies, Inc.
Bruker AXS GmbH	Germany	90% owned by Bruker AXS Inc. and 10% by Bruker Corporation
Bruker AXS Handheld Inc.	Delaware, U.S.A.	100% owned by Bruker AXS Inc.
Bruker AXS K.K.	Japan	100% owned by Bruker AXS Inc.
Bruker AXS B.V.	Netherlands	100% owned by Bruker AXS Inc.
Bruker Nano, Inc.	Arizona, United States	100% owned by Bruker AXS Inc.
Bruker Austria GmbH	Austria	100% owned by Bruker AXS GmbH
Bruker AXS Analytical Instruments Pvt. Ltd	India	100% owned by Bruker AXS GmbH
Bruker AXS Nordic AB	Sweden	100% owned by Bruker AXS GmbH
Bruker AXS Pte Ltd	Singapore	100% owned by Bruker

SCHEDULE 5.4
(to Note Purchase Agreement)

JURISDICTION OF
NAME OF SUBSIDIARY	INCORPORATION	PERCENTAGE OWNERSHIP
AXS GmbH
Bruker AXS SAS	France	100% owned by Bruker AXS GmbH
Bruker Baltic OU	Estonia	100% owned by Bruker AXS GmbH
Bruker do Brasil Ltda.	Brazil	100% owned by Bruker AXS GmbH
Bruker Elemental GmbH	Germany	100% owned by Bruker AXS GmbH
Bruker Mexicana S.A. de C.V.	Mexico	100% owned by Bruker AXS GmbH
Bruker Polska Sp. Z o.o.	Poland	100% owned by Bruker AXS GmbH
Bruker South Africa (Pty) Ltd.	South Africa	100% owned by Bruker AXS GmbH
MRI Physikalische Gerate GmbH	Germany	100% owned by Bruker AXS GmbH
Bruker Nano GmbH	Germany	100% owned by Bruker Elemental GmbH
InCoaTec GmbH	Germany	61% owned by Bruker AXS GmbH
Bruker BioSpin Invest AG	Switzerland	90% owned by Bruker BioSpin Corp. and 10% owned by Bruker Corporation
Bruker BioSpin AG	Switzerland	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin Espanola S.A.	Spain	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin International AG	Switzerland	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin K.K.	Japan	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin Korea Co. Ltd.	Korea	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin MRI GmbH	Germany	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin MRI Inc.	Massachusetts, U.S.A.	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin MRI Ltd.	United Kingdom	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin Scandinavia AB	Sweden	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin B.V.	Netherlands	100% owned by Bruker BioSpin Invest AG

5.4-2

JURISDICTION OF
NAME OF SUBSIDIARY	INCORPORATION	PERCENTAGE OWNERSHIP
Bruker BioSpin Ltd.	Canada	100% owned by Bruker BioSpin Invest AG
Bruker UK Ltd.	United Kingdom	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin S.A.	France	100% owned by Bruker BioSpin Invest AG
Bruker BioSpin S.A./N.V.	Belgium	100% owned by Bruker BioSpin Invest AG
Bruker Italia S.r.l.	Italy	100% owned by Bruker BioSpin Invest AG
Bruker Portugal Unipessoal Lda.	Portugal	100% owned by Bruker BioSpin Invest AG
Bruker Scientific Israel Ltd.	Israel	100% owned by Bruker BioSpin Invest AG
Bruker (Beijing) Technologies & Services Co. Ltd.	China	100% owned by Bruker BioSpin International AG
Bruker (Malaysia) SDN BHD	Malaysia	100% owned by Bruker BioSpin International AG
Bruker BioSpin Pte Ltd.	Singapore	100% owned by Bruker BioSpin International AG
Bruker Ltd.	Russia	100% owned by Bruker BioSpin International AG
Bruker India Scientific PVT, Ltd.	India	100% owned by Bruker BioSpin International AG
Bruker AXS Ltd.	United Kingdom	100% owned by Bruker UK Ltd.
Oxford Research Systems Ltd.	United Kingdom	50% owned by Bruker BioSpin Invest AG and 50% owned by Bruker BioSpin Ltd.
Bruker BioSpin PTY Ltd.	Australia	99.99% owned by Bruker BioSpin Invest AG and 0.01% owned by Oxford Research Systems, Ltd.
Bruker India Suppliers PVT, Ltd.	India	100% owned Bruker India Scientific PVT, Ltd.
Bruker Physik GmbH	Germany	50.5% owned by Bruker BioSpin Corporation, 24.75% owned by Bruker Daltonik GmbH and 24.75% owned by Bruker Optik GmbH
Bruker BioSpin GmbH	Germany	100% owned by Bruker Physik GmbH
Perch Solutions OY	Finland	51% owned by Bruker BioSpin GmbH
Bruker Daltonik GmbH	Germany	90% owned by Bruker

5.4-3

JURISDICTION OF
NAME OF SUBSIDIARY	INCORPORATION	PERCENTAGE OWNERSHIP
Daltonics Inc. and 10% by Bruker Corporation
Bruker BioSciences Korea Co., Ltd.	South Korea	100% owned by Bruker Daltonics Inc.
Bruker BioSciences Pty. Ltd.	Australia	100% owned by Bruker Daltonics Inc.
Bruker Taiwan Co. Ltd.	Taiwan	100% owned by Bruker Daltonics Inc.
Bruker Daltonics K.K.	Japan	100% owned by Bruker Daltonics Inc.
Bruker Daltonics Pte Ltd	Singapore	100% owned by Bruker Daltonics Inc.
Bruker Daltonics Pty Ltd.	South Africa	100% owned by Bruker Daltonics Inc.
Bruker Daltonics Scandinavia AB	Sweden	100% owned by Bruker Daltonics Inc.
Bruker Chemical Analysis B.V.	Netherlands	100% owned by Bruker Daltonics Inc.
Bruker Daltonics GmbH	Switzerland	100% owned by Bruker Daltonics Inc.
Bruker Daltonics Ltd.	United Kingdom	100% owned by Bruker Daltonics Inc.
Bruker Daltonics S.r.l.	Italy	100% owned by Bruker Daltonics Inc.
Bruker Daltonique S.A.	France	100% owned by Bruker Daltonics Inc.
Bruker Detection Corporation	Massachusetts, U.S.A.	100% owned by Bruker Daltonics Inc.
Bruker Daltonics s.r.o.	Czech Republic	100% owned by Bruker Daltonik GmbH
Bruker Saxonia Mechanik GmbH	Germany	100% owned by Bruker Daltonik GmbH
Bruker Daltonics Pvt. Ltd.	India	100% owned by Bruker Daltonik GmbH
Bruker Optics K.K.	Japan	100% owned by Bruker Optics Inc.
Bruker Optics GmbH	Switzerland	100% owned by Bruker Optics Inc.
Bruker Optics LTD	Canada	100% owned by Bruker Optics Inc.
Bruker Optics Ltd.	United Kingdom	100% owned by Bruker Optics Inc.
Bruker Optik GmbH	Germany	100% owned by Bruker Optics Inc.
Bruker Instruments Ltd.	China	100% owned by Bruker Optik GmbH
Bruker Optics AB	Sweden	100% owned by Bruker Optik GmbH

5.4-4

JURISDICTION OF
NAME OF SUBSIDIARY	INCORPORATION	PERCENTAGE OWNERSHIP
Bruker Optics Ukraine	Ukraine	100% owned by Bruker Optik GmbH
Bruker Optics B.V.	Netherlands	100% owned by Bruker Optik GmbH
Bruker Optik Asia Pacific Limited	Hong Kong	100% owned by Bruker Optik GmbH
Bruker Optique SA	France	100% owned by Bruker Optik GmbH
Bruker Optics Korea	South Korea	100% owned by Bruker Optics K.K.
Bruker Optics Taiwan Ltd.	Taiwan	100% owned by Bruker Optik Asia Pacific Limited
Bruker Optik Southeast Asia Pte Ltd	Singapore	100% owned by Bruker Optik Asia Pacific Limited

The Company’s directors are:

Stephen W. Fesik, Ph.D.

Dirk D. Laukien, Ph.D

Richard M. Stein

Charles F. Wagner, Jr.

Bernhard Wangler

Tony W. Keller, Ph.D.

Richard D. Kniss

Joerg C. Laukien

William A. Linton

Wolf-Dieter Emmerich, Ph.D.

Brenda J. Furlong

Frank H. Laukien, Ph.D.

Richard A. Packer

The Company’s senior officers are:

Frank H. Laukien, Ph.D., President and Chief Executive Officer

William J. Knight, Chief Financial Officer and interim Chief Operating Officer

Brian P. Monahan, Vice President of Strategic & Financial Planning

Richard M. Stein, Secretary

Stacey L. Desrochers, Treasurer & Director of Investor Relations

5.4-5

FINANCIAL STATEMENTS

1.	Form 10-K for the fiscal years ended: (i) December 31, 2006, (ii) December 31, 2007, (iii) December 31, 2008, (iv) December 31, 2009 and (v) December 31, 2010.

2.	Form 10-Q for the quarterly periods ended: (i) March 31, 2011, (ii) June 30, 2011 and (iii) September 30, 2011.

SCHEDULE 5.5
(to Note Purchase Agreement)

LICENSES, PERMITS, ETC.

None.

SCHEDULE 5.11
(to Note Purchase Agreement)

EXISTING DEBT; FUTURE LIENS

(As of December 31, 2011)

		Amount
Legal Entity	Description	Outstanding
		(in thousands of
		U.S. dollars)

Bruker Corporation

	US Dollar term loan under the Bank Credit Agreement	82,500

	US Dollar revolving loan under the Bank Credit Agreement	216,500

	Bank guarantees and letters of credit with expiration dates between 2011 and 2012 related primarily to obligations under sales and warranty agreements	188

Bruker Biospin

Bruker BioSpin S.A. (France)	Capital lease obligation related to a buildings in France	3,314

Various	Bank guarantees and letters of credit with expiration dates between 2011 and 2014 related primarily to obligations under sales and warranty agreements	48,458

Bruker Daltonics

Various	Bank guarantees and letters of credit with expiration dates between 2011 and 2014 related primarily to obligations under sales and warranty agreements	11,508

Bruker MAT

Bruker AXS K.K. (Japan)	Capital lease obligation related to a leaseholds in Japan	701

Various	Bank guarantees and letters of credit with expiration dates between 2011 and 2013 related primarily to obligations under sales and warranty agreements	21,350

SCHEDULE 5.15
(to Note Purchase Agreement)

		Amount
Legal Entity	Description	Outstanding
		(in thousands of
		U.S. dollars)
Bruker Optics

Various	Bank guarantees and letters of credit with expiration dates between 2011 and 2014 related primarily to obligations under sales and warranty agreements	2,004

Bruker Energy & Supercon Technologies

Various	Bank guarantees and letters of credit with expiration dates between 2011 and 2014 related primarily to obligations under sales and warranty agreements	37,046

5.15-2

EXISTING LIENS

None.

SCHEDULE 10.4

(to Note Purchase Agreement)

FORM OF TRANCHE A NOTE

BRUKER CORPORATION

3.16% SERIES 2012A SENIOR NOTE, TRANCHE A, DUE JANUARY 18, 2017

No. [ ]	[Date]
$[ ]	PPN 116794 A*9

FOR VALUE RECEIVED, the undersigned, BRUKER CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                          ] or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on January 18, 2017 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.16% per annum from the date hereof, payable semi-annually, on the 18th day of January and July in each year and at maturity, commencing on July 18, 2012, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum equal to the Default Rate, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of January 18, 2012 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the

EXHIBIT 1(A)

(to Note Purchase Agreement)

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 18, 2012 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BRUKER CORPORATION

By
Name: Frank H. Laukien, Ph.D.
Title: President and Chief Executive Officer

E-1(A)-2

FORM OF TRANCHE B NOTE

BRUKER CORPORATION

3.74% SERIES 2012A SENIOR NOTE, TRANCHE B, DUE JANUARY 18, 2019

No. [ ]	[Date]
$[ ]	PPN 116794 A@7

FOR VALUE RECEIVED, the undersigned, BRUKER CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                          ] or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on January 18, 2019 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.74% per annum from the date hereof, payable semi-annually, on the 18th day of January and July in each year and at maturity, commencing on July 18, 2012, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum equal to the Default Rate, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of January 18, 2012 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the

EXHIBIT 1(B)

(to Note Purchase Agreement)

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 18, 2012 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BRUKER CORPORATION

By
Name: Frank H. Laukien, Ph.D.
Title: President and Chief Executive Officer

E-1(B)-2

FORM OF TRANCHE C NOTE

BRUKER CORPORATION

4.31% SERIES 2012A SENIOR NOTE, TRANCHE C, DUE JANUARY 18, 2022

No. [ ]	[Date]
$[ ]	PPN 116794 A#5

FOR VALUE RECEIVED, the undersigned, BRUKER CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                          ] or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on January 18, 2022 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.31% per annum from the date hereof, payable semi-annually, on the 18th day of January and July in each year and at maturity, commencing on July 18, 2012, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to the Default Rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of January 18, 2012 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the

EXHIBIT 1(C)

(to Note Purchase Agreement)

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 18, 2012 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BRUKER CORPORATION

By
Name: Frank H. Laukien, Ph.D.
Title: President and Chief Executive Officer

E-1(C)-2

FORM OF TRANCHE D NOTE

BRUKER CORPORATION

4.46% SERIES 2012A SENIOR NOTE, TRANCHE D, DUE JANUARY 18, 2024

No. [ ]	[Date]
$[ ]	PPN 116794 B*8

FOR VALUE RECEIVED, the undersigned, BRUKER CORPORATION (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                                          ] or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on January 18, 2024 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.46% per annum from the date hereof, payable semi-annually, on the 18th day of January and July in each year and at maturity, commencing on July 18, 2012, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to the Default Rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of January 18, 2012 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the

EXHIBIT 1(D)

(to Note Purchase Agreement)

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the date and in the amounts specified in the Note Agreement.  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 18, 2012 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BRUKER CORPORATION

By
Name: Frank H. Laukien, Ph.D.
Title: President and Chief Executive Officer

E-1(D)-2

FORM OF SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY AGREEMENT

Dated as of January 18, 2012

of

BRUKER AXS INC.

BRUKER BIOSPIN CORPORATION

BRUKER NANO, INC.

BRUKER ENERGY & SUPERCON TECHONOLOGIES, INC.

EXHIBIT 2.3

(to Note Purchase Agreement)

E-2.3-i

Section 13.6.	Jurisdiction and Process; Waiver of Jury Trial	10
Section 13.7.	Reproduction of Documents; execution	11

E-2.3-ii

SUBSIDIARY GUARANTY AGREEMENT

THIS SUBSIDIARY GUARANTY AGREEMENT, dated as of January 18, 2012 (this “Guaranty Agreement”), is made by each of the undersigned (each a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 13.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below).  The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

PRELIMINARY STATEMENTS:

I.       Bruker Corporation, a Delaware corporation (the “Company”), is entering into a Note Purchase Agreement dated as of January 18, 2012 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty Agreement.  Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.

II.      The Company has authorized the issuance, pursuant to the Note Agreement, of Senior Notes due 2017-2024 in the aggregate principal amount of $240,000,000.  Pursuant to the Note Agreement, the Company proposes to issue and sell (i) $20,000,000 aggregate principal amount of its 3.16% Senior Notes, Tranche A, due January 18, 2017, (ii) $15,000,000 aggregate principal amount of its 3.74% Senior Notes, Tranche B, due January 18, 2019, (iii) $105,000,000 aggregate principal amount of its 4.31% Senior Notes, Tranche C, due January 18, 2022 and (iv) $100,000,000 aggregate principal amount of its 4.46% Senior Notes, Tranche D, due January 18, 2024 (collectively, the “Initial Notes”).  The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

III.      It is a condition to the Agreement of the Purchasers to purchase the Notes that this Guaranty Agreement shall have been executed and delivered by each Guarantor and shall be in full force and effect.

IV.       Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement.  The Board of Directors or other governing body, as applicable, of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.

NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

E-2.3-1

SECTION 1.                                                 GUARANTY.

Each Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise), (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any other instrument referred to therein) and (c) the performance of all other obligations of the Company under the Note Agreement all such obligations described in clauses (a), (b) and (c) above are herein called the “Guaranteed Obligations”).  The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever.  In the event that the Company shall fail to so pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement.  Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.  Each Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guaranty Agreement.

Each Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including reasonable attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such Guarantor, by any other Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes, the Note Agreement or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guaranty Agreement, the Notes, the Note Agreement or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guaranty Agreement.

Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with the other Guarantors and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.

Notwithstanding the foregoing provisions or any other provision of this Guaranty Agreement, the Purchasers (on behalf of themselves and their successors and assigns) and each Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum

E-2.3-2

Guaranteed Amount determined as of such time with regard to such Guarantor, then this Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount.  Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder.  Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor.  “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

SECTION 2.                                                 OBLIGATIONS ABSOLUTE.

The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other instrument referred to therein (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have.  Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

E-2.3-3

SECTION 3.                                                 WAIVER.

Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes, the Note Agreement or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Company or any Guarantor with respect to any Note, notice to the Company or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder.

SECTION 4.                                                 OBLIGATIONS UNIMPAIRED.

Each Guarantor authorizes the holders, without notice or demand to such Guarantor or any other Guarantor and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, the Note Agreement or any other instrument referred to therein, for the performance of this Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Company, any Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder.  The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, such Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders.

If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, any Guarantor or any

E-2.3-4

other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION 5.                                                 SUBROGATION AND SUBORDINATION.

(a)      Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b)      Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations.  If the Required Holders so request at any time following the occurrence of an Event of Default, and so long as such Event of Default is continuing, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty Agreement.

(c)      If any amount or other payment is made to or accepted by any Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty Agreement.

(d)      Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e)      Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the

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Guaranteed Obligations.  Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed.  Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and each Guarantor shall remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations.

SECTION 6.                                                 REINSTATEMENT OF GUARANTY.

This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

SECTION 7.                                                 RANK OF GUARANTY.

Each Guarantor will ensure that its payment obligations under this Guaranty Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured   and unsubordinated Indebtedness of such Guarantor now or hereafter existing.

SECTION 8.                                                 REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.

Each Guarantor represents and warrants to each holder as follows:

Section 8.1.    Organization; Power and Authority.  Such Guarantor is a corporation or other entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Such Guarantor has the corporate or entity power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty Agreement and to perform the provisions hereof.

Section 8.2.    Authorization, Etc.   This Guaranty Agreement has been duly authorized by all necessary corporate or entity action on the part of such Guarantor, and this Guaranty Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be

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limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 8.3.    Compliance with Laws, Other instruments, Etc.  The execution, delivery and performance by such Guarantor of this Guaranty Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents, or any other agreement or instrument to which such Guarantor or any of its Subsidiaries is bound or by which such Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its Subsidiaries.  “Governmental Authority” means (x) the government of (i) the United States of America or any State or other political subdivision thereof, or (ii) any other jurisdiction in which such Guarantor or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of such Guarantor or any of its Subsidiaries, or (y) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

Section 8.4.    Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty Agreement.

Section 8.5.    Information regarding the Company  Such Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company.  No holder shall have any duty or responsibility to provide such Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company which may come into possession of the holders.  Such Guarantor has executed and delivered this Guaranty Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Company, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.

Section 8.6.    Solvency.  Upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.

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SECTION 9.                                                 TERM OF GUARANTY AGREEMENT.

This Guaranty Agreement and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6.

SECTION 10.                                           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder.  All statements contained in any certificate or other instrument delivered by or on behalf of a Guarantor pursuant to this Guaranty Agreement shall be deemed representations and warranties of such Guarantor under this Guaranty Agreement.  Subject to the preceding sentence, this Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 11.                                           AMENDMENT AND WAIVER.

Section 11.1.    Requirements.  Except as otherwise provided in the fourth paragraph of Section 1 of this Guaranty Agreement, this Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 9 or 11 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Guaranty Agreement) will be effective as to any holder unless consented to by such holder in writing.

Section 11.2.    Solicitation of Holders of Notes.

(a)     Solicitation.  Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof.  Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 11.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)     Payment.  The Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms

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and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.

(c)     Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 11 by a holder that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate (including any Guarantor) of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 11.3.    Binding Effect.  Any amendment or waiver consented to as provided in this Section 11 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon.  No course of dealing between a Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder.  As used herein, the term “this Guaranty Agreement” and references thereto shall mean this Guaranty Agreement as it may be amended, modified, supplemented or restated from time to time.

Section 11.4.    Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 12.                          NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(a)          if to any Guarantor, to the address of such Guarantor set forth on the signature pages, or such other address as such Guarantor shall have specified to the holders in writing, or

(b)         if to any holder, to such holder at the addresses specified for such communications set forth in Schedule A to the Note Agreement, or such other address as such holder shall have specified to the Guarantors in writing.

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SECTION 13.                                           MISCELLANEOUS.

Section 13.1.           Successors and Assigns; Joinder.  All covenants and other agreements contained in this Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.  It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the Holders.  Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty Agreement.

Section 13.2.           Severability.  Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.

Section 13.3.           Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant.  Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof.  All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement.  Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

Section 13.4.           Further Assurances.  Each Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

Section 13.5.           Governing Law.  This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 13.6.           Jurisdiction and Process; Waiver of Jury Trial.  (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement.  To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any

E-2.3-10

objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 13.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 12 or at such other address of which such holder shall then have been notified pursuant to Section 12.  Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 13.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)           THE GUARANTORS AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

Section 13.7.    Reproduction of Documents; execution.  This Guaranty Agreement may be reproduced by any holder by any photographic, photo static, electronic, digital, or other similar process and such holder may destroy any original document so reproduced.  Each Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 13.7 shall not prohibit any Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.  A facsimile or electronic transmission of the signature page of a Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

BRUKER AXS INC.

By:
	Name:	William J. Knight
	Title:	Treasurer

Notice Address for such Guarantor:

5465 East Cheryl Parkway
Madison, Wisconsin 53711

BRUKER BIOSPIN CORPORATION

By:
	Name:	Brian P. Monahan
	Title:	Treasurer

Notice Address for such Guarantor:

15 Fortune Drive
Billerica, MA 01821

BRUKER NANO, INC.

By:
	Name:	Brian P. Monahan
	Title:	Assistant Treasurer

Notice Address for such Guarantor:

112 Robin Hill Road
Santa Barbara, CA 93117

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BRUKER ENERGY & SUPERCON TECHNOLOGIES, INC.

By:
	Name:	Thomas Rosa
	Title:	Treasurer

Notice Address for such Guarantor:

40 Manning Road
Billerica, MA 01821

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EXHIBIT A

GUARANTOR SUPPLEMENT

THIS GUARANTOR SUPPLEMENT (the “Guarantor Supplement”), dated as of [                    , 20    ] is made by [                    ], a [                        ] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below:

PRELIMINARY STATEMENTS:

I. Pursuant to the Note Purchase Agreement dated as of January 18, 2012 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Bruker Corporation, a Delaware corporation (the “Company”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (i) $20,000,000 aggregate principal amount of its 3.16% Senior Notes, Tranche A, due January 18, 2017, (ii) $15,000,000 aggregate principal amount of its 3.74% Senior Notes, Tranche B, due January 18, 2019, (iii) $105,000,000 aggregate principal amount of its 4.31% Senior Notes, Tranche C, due January 18, 2022 and (iv) $100,000,000 aggregate principal amount of its 4.46% Senior Notes, Tranche D, due January 18, 2024 (collectively, the “Initial Notes”).  The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

II. The Company is required pursuant to the Note Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guaranty Agreement dated as of January 18, 2012 executed by certain Subsidiaries of the Company (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 13.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).

III. The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV. Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.

NOW THEREFORE, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Company to comply with the terms of

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the Note Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty Agreement) for all purposes of the Guaranty Agreement.  Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at sated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Guaranteed Obligations ( as defined in Section 1 of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guaranty Agreement, (d) makes the representations and warranties set forth in Section 8 of the Guaranty Agreement and (e) waives the rights, submits to jurisdiction, and waives service of process as described in Section 13.6 of the Guaranty Agreement.

Notice of acceptance of this Guarantor Supplement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 12 of the Guaranty Agreement is set forth below.

IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

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FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

The closing opinion of Nixon Peabody, LLP, special counsel to the Company, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1.             The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to execute and perform the Note Purchase Agreement and to issue the Notes.

2.             Each Subsidiary Guarantor is a corporation or similar legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to execute and render the Subsidiary Guaranty.

3.             The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

4.             The Series 2012A Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contract of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

5.             The Subsidiary Guaranty has been duly authorized by all necessary corporate or other organizational action on the part of each Subsidiary Guarantor, has been duly executed and delivered by each Subsidiary Guarantor and constitutes the legal, valid and binding contract of each such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

6.            No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement, the Series 2012A Notes or the Subsidiary Guaranty.

EXHIBIT 4.4(a)

(to Note Purchase Agreement)

7.             The issuance and sale of the Series 2012A Notes, the execution, delivery and performance by the Company of the Note Purchase Agreement, and the execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty do not violate any provision of any law or other rule or regulation of any Governmental Authority applicable to the Company or any such Subsidiary Guarantor or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any property of the Company or any such Subsidiary Guarantor pursuant to the provisions of the Articles or Certificate of Incorporation or By-laws, or such similar organizational or governing instrument, as the case may be, of the Company or such Subsidiary Guarantor or any agreement or other instrument known to such counsel to which the Company or any such Subsidiary Guarantor is a party or by which the Company or any such Subsidiary Guarantor may be bound.

8            There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would have a materially adverse effect on the properties, business, profits or condition, (financial or otherwise) of the Company and its Subsidiaries or the ability of the Company to perform its obligations under the Note Purchase Agreement and the Series 2012A Notes or on the legality, validity or enforceability of the Company’s obligations under the Note Purchase Agreement and the Series 2012A Notes.  To the knowledge of such counsel, neither the Company nor any Subsidiary is in default with respect to any court or governmental authority, or arbitration board or tribunal.

9.            The issuance, sale and delivery of the Series 2012A Notes and the execution and delivery of the Subsidiary Guaranty by the Subsidiary Guarantors under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Series 2012A Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

10.             Neither the issuance of the Series 2012A Notes nor the application of the proceeds of the sale of the Series 2012A Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

11.           The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

E-4.4(a)-2

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

1.            The Note Purchase Agreement constitutes the legal and valid obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

2.            The Series 2012A Notes constitute the legal and valid obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

3.            The issuance, sale and delivery of the Series 2012A Notes and the delivery of the Subsidiary Guaranty under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Series 2012A Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP, may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Series 2012A Notes.

The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York.

EXHIBIT 4.4(b)

(to Note Purchase Agreement)

BRUKER CORPORATION

[NUMBER] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of

Re:                                                       $                                   % Series                Senior Notes

DUE

EXHIBIT S

(to Note Purchase Agreement)

BRUKER CORPORATION

40 MANNING ROAD

BILLERCA, MASSACHUSETTS 01821

Dated as of

                     , 20

To the Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This [Number] Supplement to Note Purchase Agreement (the “Supplement”) is between BRUKER CORPORATION, a Delaware corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of January 18, 2012 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto.  All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement.  Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchaser(s) as follows:

1.                                       The Company has authorized the issue and sale of $                     aggregate principal amount of its           % Series              Senior Notes due                   ,          (the “Series              Notes”).  The Series          Notes, together with the Series 2012A Notes [and the Series          Notes] initially issued pursuant to the Note Purchase Agreement [and the                    Supplement] and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series            Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

2.                                       Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series            Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

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3.                                       The sale and purchase of the Series              Notes to be purchased by each Purchaser shall occur at the offices of [                                            ] at 10:00 A.M. Chicago time, at a closing (the “Closing”) on             ,          or on such other Business Day thereafter on or prior to               ,          as may be agreed upon by the Company and the Purchasers.  At the Closing, the Company will deliver to each Purchaser the Series              Notes to be purchased by such Purchaser in the form of a single Series              Note (or such greater number of Series              Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [                                                    ] at                          Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information].  If, at the Closing, the Company shall fail to tender such Series              Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.                                       The obligation of each Purchaser to purchase and pay for the Series              Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series              Notes to be purchased at the Closing, and to the following additional conditions:

(a)                                  Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)                                 Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series              Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5.                                       [Here insert special provisions for Series              Notes including prepayment provisions applicable to Series              Notes (including Make-Whole Amount) and closing conditions applicable to Series              Notes].

6.                                       Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series              Notes by such Purchaser.

7.                                       The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

E-S-3

The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

BRUKER CORPORATION

By
Name:
Title:

Accepted as of ,

[VARIATION]

By
Name:
Title:

E-S-4

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER		PRINCIPAL AMOUNT OF SERIES NOTES TO BE PURCHASED

[NAME OF PURCHASER]		$

(1)	All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	All other communications:

E-S-5

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series              Notes with the same force and effect as if each reference to “Series 2012A Notes” set forth therein was modified to refer the “Series              Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the                Supplement.  The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3.                   Disclosure.  The Company, through its agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated                          (the “Memorandum”), relating to the transactions contemplated by the              Supplement.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the                Supplement and the financial statements listed in Schedule 5.5 to the            Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Since                         , there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

Section 5.4.                   Organization and Ownership of Shares of Subsidiaries.  (a) Schedule 5.4 to the              Supplement contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

Section 5.13.                    Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Series      Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [            ] other Institutional Investors, each of which has been offered the Series              Notes at a private sale for investment.  Neither

E-S-6

the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14.                    Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Series              Notes to                                                              and for general corporate purposes. No part of the proceeds from the sale of the Series              Notes pursuant to the            Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                    Existing Indebtedness; Future Liens.  (a) Schedule 5.15 to the                    Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of                           , since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series              Notes are issued]

E-S-7

[FORM OF SERIES              NOTE]

BRUKER CORPORATION

      % SERIES              SENIOR NOTE DUE

No. [ ]	[Date]
$[ ]	PPN [ ]

FOR VALUE RECEIVED, the undersigned, Bruker Corporation, a Delaware corporation (herein called the “Company”), a corporation organized and existing under the laws of the State of                         , hereby promises to pay to [                                ], or registered assigns, the principal sum of [                                ] DOLLARS (or so much thereof as shall not have been prepaid) on                               , with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of         % per annum from the date hereof, payable semiannually, on the            day of              and              in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to [2% above the stated rate], on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at                                             , in                                             , or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Note Purchase Agreement dated as of January 18, 2012 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement.  This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction

E-S-8

under Section 406(a) of ERISA.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

[The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.]  [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the Subsidiary Guaranty Agreement dated as of January 18, 2012 (as amended or modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the [State of New York] excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

BRUKER CORPORATION

By
Name:
Title:

E-S-9